SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934


                           Date of Report: May 9, 1997



                      APPLIED SCIENCE AND TECHNOLOGY, INC.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        Delaware                       0-22646                 04-2962110
        --------                       -------                 ----------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
    of Incorporation)                File Number)        Identification Number)


   35 Cabot Road, Woburn, Massachusetts                           01801
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's Telephone Number, Including Area Code:    (617) 933-5560


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)






                                TABLE OF CONTENTS

                                    FORM 8-K

                                   May 9, 1997


         Item                                                      Page
         ----                                                      ----

Item 2.  Acquisition or Disposition of Assets.                      3
         ------------------------------------

Item 7.  Financial Statements and Exhibits.                         4
         ---------------------------------

Signatures                                                          5

Exhibits

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


         On May 9, 1997, Applied Science and Technology, Inc. (the "Company"), through a wholly owned subsidiary, acquired substantially all of the assets of Converter Power, Inc., ("CPI"), a Massachusetts corporation and a wholly owned subsidiary of ILC Technology, Inc., a California corporation.

         The acquisition was in the form of an asset purchase in which ASTeX/CPI Acquisition Corp. ("AAC"), a wholly owned subsidiary of the Company, acquired substantially all of the assets of CPI in exchange for $6,350,000 in cash and 45,000 unregistered shares of the Company's Common Stock (the "Shares"). In accordance with the provisions of an escrow agreement, the Shares will be held for a minimum of twelve months and a maximum of twenty-four months, following the closing. If, by May 8, 1998, the Shares have not increased in value to $1,000,000, the Company will pay CPI the difference between the market value and $1,000,000, such difference to be paid in cash, stock of the Company or a combination of both. The Company has agreed to use its best efforts to register any additional shares which may be issued by the Company under this arrangement.

         CPI, located in Beverly, Massachusetts, is a leading producer of customized power supplies built to fit compactly into a variety of systems for semiconductor capital equipment, medical and industrial lasers and electro-optics. The Company intends to operate CPI as a wholly owned subsidiary.

         The acquisition was funded by an $8,000,000 three-year revolving loan from State Street Bank and Trust Company ("State Street") as well as by a $4,983,051 term loan, also from State

Street. The amount of consideration exchanged was determined by negotiations between the parties. No material relationship existed between the parties prior to the transaction.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)and (b)        The  required  financial  statements  are not included in this report. The Company intends to file the required financial statements and pro forma financial information as soon as practicable, but not later than 60 days from the date this report must be filed.

       (c)        The following exhibits are filed herewith:


    Exhibit
      No.                                 Title
      ---       ----------------------------------------------------------------

     10(a) Asset Purchase Agreement, dated as of May 9, 1997, by and among Applied Science and Technology, Inc., ASTeX/CPI Acquisition Corp., Converter Power, Inc. and ILC Technology, Inc.

     10(b) Assignment and Assumption Agreement, dated as of May 9, 1997, by and among ILC Technology, Inc. and ASTeX/CPI Acquisition Corp.

     10(c)      Warranty Bill of Sale dated as of May 9, 1997.

     10(d) Unsecured Committed Revolver Loan Agreement ($8,000,000) by and between the Company and State Street Bank and Trust Company.

     10(e) Unsecured Committed Revolver Promissory Note ($8,000,000) from the Company to State Street Bank and Trust Company.

     10(f)      Term Loan Agreement ($4,983,051).

     10(g)      Term Promissory Note ($4,983,051).

      99        Press Release dated May 9, 1997.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         APPLIED SCIENCE AND TECHNOLOGY, INC.



                                         By: /s/ Richard S. Post
                                             -----------------------------------
                                             Richard S. Post, Ph.D., President


Date:  May 22, 1997

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          APPLIED SCIENCE AND TECHNOLOGY, INC.



                                          By: /s/Richard S. Post
                                             -----------------------------------
                                              Richard S. Post, Ph.D., President


Date:    May 22, 1997